UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 31, 2008

Community Capital Corporation
(Exact Name of Registrant as Specified in Its Charter)

South Carolina
(State or Other Jurisdiction of Incorporation)

0-18460	57-0866395
(Commission File Number)	(I.R.S. Employer Identification)

1402-C Highway 72, Greenwood, South Carolina 29649
(Address, Including Zip Code of Principal Executive Offices)

(864) 941-8200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2008, CapitalBank, a wholly-owned subsidiary of Community Capital Corporation (the "Company"), entered into an amendment to the Split Dollar Agreement dated December 31, 2003 between Steve O. White and CapitalBank which was filed as Exhibit 10.40 to the Company’s Form 10-K for the fiscal year ended December 31, 2003 and filed on March 26, 2004.  The amendment is filed as Exhibit 10.82 hereto.

Item 9.01.     Financial Statements and Exhibits.

(a) - (c)         Not applicable.

(d)  Exhibits.

Exhibit 10.82	First Amendment to CapitalBank Split Dollar Agreement Dated December 31, 2003 For Steve O. White dated December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY CAPITAL CORPORATION

Date: January 5, 2009	By:	/s/ R. Wesley Brewer
R. Wesley Brewer Its: Chief Financial Officer

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Exhibit Index

Exhibit

10.82	First Amendment to CapitalBank Split Dollar Agreement Dated December 31, 2003 For Steve O. White dated December 31, 2008.

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